SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                              September 24, 2007
                 Date of Report (date of earliest event reported)


                               CET SERVICES, INC.
               Exact name of Registrant as Specified in its Charter

          California               1-13852                 33-0285964
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation             Number                     Number

                 12503 E. Euclid Dr. #30, Centennial, CO 80111
            Address of Principal Executive Offices, Including Zip Code

                                (720) 875-9115
                Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On September 24, 2007, CET Services, Inc. (the "Company" or "CET") entered into written Severance Agreements with Dale W. Bleck, Chief Financial Officer of the Company, and Ann J. Heckler, Secretary of the Company. The Severance Agreements provide that if the Company terminate either of these person's employment with the Company or its Affiliates, respectively, without cause or if either of them resigns from their employment that they will receive a severance payment equal to one-half of their annual salary at the time of termination. Currently, Mr. Bleck receives an annual salary of $100,000 and Ms. Heckler receives an annual salary of $68,900. These persons, and their dependents, will also receive a continuation of medical, dental, vision and similar benefits for a period of six months after termination of their employment at the Company's expense.

     In addition to the above, upon a termination of employment without cause or by their resignation, each of these persons would be eligible to receive a grant of common stock equal to the number of options they each currently hold, without any further cost to them. Mr. Bleck currently holds options to purchase 32,500 shares of the Company's common stock and Ms. Heckler currently holds options to purchase 20,000 shares.

     Each of Mr. Bleck and Ms. Heckler have agreed that after the date of termination of employment they would each provide, as requested by the Company, up to one hundred eighty (180) hours of service to the Company during the twelve (12) month period commencing on the date of termination.

     The Severance Agreements contain additional terms and conditions as set forth in the agreements which are filed as Exhibits 10.1 and 10.2 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1    Severance Agreement with Dale W. Bleck

Exhibit 10.2    Severance Agreement with Ann J. Heckler



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CET SERVICES, INC.
                                   (Registrant)



Date: September 25, 2007           By:/s/ Steven H. Davis
                                      Steven H. Davis, President and
                                      Chief Executive Officer